UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2023

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 4, 2023, Canterbury Park Holding Corporation (the “Company”) issued a public statement, attached hereto as Exhibit 99.1, regarding the December 31, 2022 expiration of the Cooperative Marketing Agreement dated June 4, 2012 between the Company and the Shakopee Mdewakanton Sioux Community.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Caution Regarding Forward-Looking Statements

The public statement issued by the Company on January 4, 2023 contains forward-looking statements concerning possible or anticipated future financial performance, operations, business activities or plans. These statements are typically preceded by the words “believes,” “expects,” “anticipates,” “intends” or similar expressions. For these forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that these forward-looking statements are subject to risks and uncertainties which could affect the Company’s actual results and cause actual results to differ materially from those indicated in the forward-looking statements.

The Company describes these risks and uncertainties in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. They include, but are not limited to: the Company’s dependence on the Cooperative Marketing Agreement with the Shakopee Mdewakanton Sioux Community for purse enhancement payments and marketing payments; the effect that the COVID-19 coronavirus pandemic and resulting precautionary measures may have on the Company as an entertainment venue or on the economy generally; material fluctuations in attendance at the Racetrack; material changes in the level of wagering by patrons; any decline in interest in the unbanked card games offered in the Card Casino; competition from other venues offering unbanked card games or other forms of wagering; competition from other sports and entertainment options; increases in compensation and employee benefit costs; increases in the percentage of revenues allocated for purse fund payments; higher than expected expense related to new marketing initiatives; the impact of wagering products and technologies introduced by competitors; the general health of the gaming sector; legislative and regulatory decisions and changes; the Company’s ability to successfully develop its real estate, including the effect of competition on the Company’s real estate development operations and its reliance on its current and future development partners; temporary disruptions or changes in access to the Company’s facilities caused by ongoing infrastructure improvements; and other factors that are beyond the Company’s ability to control or predict.

The forward-looking statements included in the public statement issued by the Company speaks only as of the date of its original issuance. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, except as required by law.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Statement issued by Canterbury Park Holding Corporation on January 4, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: January 4, 2023	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer